LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated April 6, 2020 to the

Prospectus and Statement of Additional Information, each dated March 1, 2020

The following table replaces the table in the subsection under “Alpha Strategy Fund – Management – Portfolio Managers” on page 12 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Chief Investment Officer	2016
Jeffrey O. Herzog, Partner and Portfolio Manager	2016

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 215 of the prospectus:

Alpha Strategy Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer and Jeffrey O. Herzog, Portfolio Manager. Messrs. Lee and Herzog joined Lord Abbett in 1997 and 2013, respectively. Messrs. Martini, Lee, and Herzog, are jointly and primarily responsible for the day-to-day management of the Fund.

The following paragraph replaces the first paragraph under “Fund Information” on page 2-1 of the statement of additional information (“SAI”):

The Registrant is an open-end management investment company registered under the 1940 Act. All Funds are diversified within the meaning of the 1940 Act, except for Focused Growth Fund and Focused Large Cap Value Fund which are non-diversified within the meaning of the 1940 Act. The tables below set forth information about the Registrant’s organization.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the SAI:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Alpha Strategy Fund
Giulio Martini	2	2,627.0	0	0	0	0
Robert A. Lee	17	28,320.1	31	4,979.6	507	10,112.3[1,2]
Jeffrey O. Herzog	2	2,627.0	0	0	0	0

[1]	Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $226.3 million in assets.
[2]	Includes $625 million for which Lord Abbett provides investment models to managed account sponsors.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Alpha Strategy Fund
Giulio Martini	$0
Robert A. Lee	$10,001-$50,000
Jeffrey O. Herzog	$0

Please retain this document for your future reference.

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